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                                                                      Exhibit 24

                                POWER OF ATTORNEY

         Each of the undersigned Directors of Enesco Group, Inc. whose signature appears below constitutes and appoints Cynthia Passmore-McLaughlin, Paula E. Manley and Charles E. Sanders, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year ended December 31, 2004 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


March 31, 2005                       By:   /s/ Anne-Lee Verville
                                           ------------------------------------
                                           Anne-Lee Verville
                                           Chairman of the Board and Director


March 31, 2005                       By:   /s/ Cynthia Passmore-McLaughlin
                                           ------------------------------------
                                           Cynthia Passmore-McLaughlin
                                           President and CEO


March 31, 2005                       By:   /s/ Donna Brooks Lucas
                                           ------------------------------------
                                           Donna Brooks Lucas
                                           Director


March 31, 2005                       By:   /s/ Leonard A. Campanaro
                                           ------------------------------------
                                           Leonard A. Campanaro
                                           Director


March 31, 2005                       By:   /s/ George R. Ditomassi
                                           ------------------------------------
                                           George R. Ditomassi
                                           Director


March 31, 2005                       By:   /s/ Judith R. Haberkorn
                                           ------------------------------------
                                           Judith R. Haberkorn
                                           Director


March 31, 2005                       By:   /s/ Hector J. Orci
                                           ------------------------------------
                                           Hector J. Orci
                                           Director


March 31, 2005                       By:   /s/ Thane A. Pressman
                                           ------------------------------------
                                           Thane A. Pressman
                                           Director